UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 22, 2003
(Date of Report)

METWOOD, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-05391 (Commission File Number)	83-0210365 (IRS Employer Identification No.)
819 Naff Road Boones Mill, VA 24065 (Address of principal executive offices) (540) 334-4294 (Registrant’s telephone number, including area code)

Item 5. Other Information

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Metwood, Inc. (“the Company”) for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert M. Callahan Chief Executive Officer	/s/ Annette G. Mariano Chief Financial Officer

Date: September 22, 2003	Date: September 22, 2003